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                                                                  Exhibit 10-b-8


                       ROCKWELL INTERNATIONAL CORPORATION

                MEMORANDUM OF PROPOSED AMENDMENTS TO THE ROCKWELL
            INTERNATIONAL CORPORATION 1995 LONG-TERM INCENTIVES PLAN
            --------------------------------------------------------
                  ADOPTED BY BOARD OF DIRECTORS ON JUNE 6, 2001

1. Amend Section 2 to redesignate paragraphs (y) through (bb) as paragraphs (bb) through (ee), respectively, and to add new, or amend redesignated, paragraphs
(n), (p), (x), (y), (z) and (aa), respectively, to read in their entirety as follows:

                  (n) Meritor. Meritor Automotive, Inc., a Delaware corporation, and effective July 7, 2000, ArvinMeritor, Inc., an Indiana corporation.

                  (p) Participant. (i) Any Employee to whom a Grant is made;
(ii) any Employee (a Continuing USA Participant) as of the close of business on May 31, 1996 who then held one or more outstanding Options or Stock Appreciation Rights and who on or before the close of business on the Merger Closing Date became an employee of United Space Alliance, LLC (USA) immediately upon termination of employment (by retirement or otherwise) by Rockwell or a subsidiary corporation of Rockwell, but only for purposes of determining such an Employee's rights with respect to his or her outstanding Options or Stock Appreciation Rights and only so long as such an Employee shall remain an employee of USA and the Corporation, Boeing North American, Boeing or any of their respective subsidiaries shall continue to own at least 50% of the total ownership interests in USA; (iii) any Employee (a Continuing Boeing Participant) as of the opening of business on the Merger Closing Date who then held one or more outstanding Options or Stock Appreciation Rights and who as of the close of business on the Merger Closing Date remained or became an employee of Boeing North American, Boeing or any of their respective subsidiaries, but only for purposes of determining such an Employee's rights with respect to his or her outstanding Options or Stock Appreciation Rights and only so long as such an Employee shall remain an employee of Boeing North American, Boeing or any of their respective subsidiaries; (iv) any Employee (a Continuing Meritor Participant) as of the opening of business on the Distribution Date who then held one or more outstanding Options or Stock Appreciation Rights and who as of the close of business on the Distribution Date remained or became an employee of Meritor or any of its subsidiaries, but only for purposes of determining such an Employee's rights with respect to his or her outstanding Options or Stock Appreciation Rights and only so long as such an Employee shall remain an employee of Meritor or any of its subsidiaries; (v) any Employee (a Continuing Rockwell Collins Participant) as of the opening of business on the Rockwell Collins Distribution Date who then held one or more outstanding Options or Stock Appreciation Rights and who on or before the close of business on the Rockwell Collins Distribution Date remained or became an employee of Rockwell Collins or any of its subsidiaries, but only for purposes of determining such an Employee's rights with respect to his or her outstanding Options or Stock Appreciation Rights and only so long as such an Employee shall remain an employee of Rockwell Collins or any of its subsidiaries; and (vi) any Employee (a Continuing Rockwell Science Center Participant) as of the opening of business on the Rockwell Collins Distribution
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Date who then held one or more outstanding Options or Stock Appreciation Rights and who on or before the close of business on the Rockwell Collins Distribution Date remained or became an employee of Rockwell Science Center or any of its subsidiaries, but only for purposes of determining such an Employee's rights with respect to his or her outstanding Options or Stock Appreciation Rights and only so long as such an Employee shall remain an employee of Rockwell Science Center or any of its subsidiaries.

                  (x) Rockwell. Rockwell International Corporation, a Delaware corporation incorporated in 1996, and any successor thereto.

                  (y) Rockwell Collins. Rockwell Collins, Inc., a Delaware corporation, and any successor thereto.

                  (z) Rockwell Collins Distribution Date. The Distribution Date as defined in the Distribution Agreement, dated as of June 29, 2001, by and among Rockwell, Rockwell Collins and Rockwell Science Center relating, among other things, to the distribution of shares of Rockwell Collins Common Stock to Rockwell's shareowners.

                  (aa) Rockwell Science Center. Rockwell Scientific Company LLC, a Delaware limited liability company, and any successor thereto.

2. Amend Sections 9(d), (e) and (f) to read in their entirety as follows:

                  (d) If the employment by the Corporation of a Participant, the employment by USA of a Continuing USA Participant, the employment by Boeing North American, Boeing or any of their respective subsidiaries of a Continuing Boeing Participant, the employment by Meritor or any of its subsidiaries of a Continuing Meritor Participant, the employment by Rockwell Collins or any of its subsidiaries of a Continuing Rockwell Collins Participant or the employment by Rockwell Science Center or any of its subsidiaries of a Continuing Rockwell Science Center Participant who (or whose permitted transferee) holds an outstanding Grant of Options or Stock Appreciation Rights terminates by reason of the death of the Participant, the Continuing USA Participant, the Continuing Boeing Participant, the Continuing Meritor Participant, the Continuing Rockwell Collins Participant or the Continuing Rockwell Science Center Participant, the Options or Stock Appreciation Rights subject to that Grant and not theretofore exercised may be exercised from and after the date of the death of the Participant, the Continuing USA Participant, the Continuing Boeing Participant, the Continuing Meritor Participant, the Continuing Rockwell Collins Participant or the Continuing Rockwell Science Center Participant for a period of three years (or until the expiration date specified in the Grant if earlier) even if any of them was not exercisable at the date of death.

                  (e) If a Participant, a Continuing USA Participant, a Continuing Boeing Participant, a Continuing Meritor Participant, a Continuing Rockwell Collins Participant or a Continuing Rockwell Science Center Participant who (or whose permitted transferee) holds an outstanding Grant of Options or Stock Appreciation Rights


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retires under a retirement plan of the Corporation, USA, Boeing North American,
Boeing, Meritor, Rockwell Collins or Rockwell Science Center or any of their respective subsidiaries, at any time after a portion thereof has become exercisable, the Options or Stock Appreciation Rights subject to that Grant and not theretofore exercised may be exercised from and after the date upon which they are first exercisable under that Grant for a period of five years from the date of retirement (or until the expiration date specified in the Grant if earlier) even if any of them was not exercisable at the date of retirement, except that the Committee may determine within 60 days before or after the retirement date of any such grantee who retires before attaining age 62 that such grantee (or a permitted transferee thereof) may exercise the grantee's outstanding Option or Stock Appreciation Rights solely for such shorter period as the Committee deems appropriate.

                  (f) If the employment by the Corporation of a Participant, the employment by USA of a Continuing USA Participant, the employment by Boeing North American, Boeing or any of their respective subsidiaries of a Continuing Boeing Participant, the employment by Meritor or any of its subsidiaries of a Continuing Meritor Participant, the employment by Rockwell Collins or any of its subsidiaries of a Continuing Rockwell Collins Participant or the employment by Rockwell Science Center or any of its subsidiaries of a Continuing Rockwell Science Center Participant who (or whose permitted transferee) holds an outstanding Grant of Options or Stock Appreciation Rights is terminated for any reason other than death or retirement under a retirement plan of the Corporation, USA, Boeing North American, Boeing, Meritor, Rockwell Collins, Rockwell Science Center or any of their respective subsidiaries, the Options or Stock Appreciation Rights subject to that Grant and not theretofore exercised may be exercised only within three months after the termination of such employment (or until the expiration date specified in the Grant if earlier) and only to the extent the grantee thereof (or a permitted transferee) was entitled to exercise the Options or Stock Appreciation Rights at the time of termination of such employment, unless and except to the extent the Committee may otherwise determine; provided, however, that the Committee shall not in any event permit a longer period of exercise than would have been applicable had the provisions of paragraph (d) above been applicable.


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